ACQUISITIONS AND DIVESTITURES	6 Months Ended	12 Months Ended
	Jul. 01, 2016	Dec. 31, 2015
Business Combinations [Abstract]
ACQUISITIONS AND DIVESTITURES

2. DIVESTITURES

Discontinued Operations

For disposal transactions that occur on or after January 1, 2015, a component of an entity is reported in discontinued operations after meeting the criteria for held-for-sale classification, is disposed of by sale or is disposed of other than by sale (e.g. abandonment) if the disposition represents a strategic shift that has (or will have) a major effect on the entity’s operations and financial results. The Company has evaluated the quantitative and qualitative factors related to the disposal of the Empi business and concluded that those conditions for discontinued operations presentation have been met. For financial statement purposes, the Empi business financial results are reported within discontinued operations in the Consolidated Financial Statements.

Income (loss) from discontinued operations, net of taxes, is comprised of the following (in thousands):

	Three Months Ended		Six Months Ended
	July 1, 2016	June 27, 2015	July 1, 2016	June 27, 2015
Net sales	$—	$30,941	$—	$63,531
Costs and operating expenses:
Cost of sales	—	7,766	—	15,124
Selling, general and administrative	—	10,412	—	22,999
Research and development	—	51	—	87
Amortization of intangible assets	—	2,281	—	4,563
Impairment of intangible assets		4,500		4,500
Other income	855	24	665	74

Income from discontinued operations before income taxes	$855	$5,955	$665	$16,332
Income tax benefit	—	8,918	—	2,533

Net income from discontinued operations	$855	$14,873	$665	$18,865

Net liabilities for discontinued operations are as follows (in thousands):

	July 1, 2016	December 31, 2015
Accounts receivable, net	$—	$2,743
Other current assets	—	135
Property and equipment, net	—	22
Intangible and other non-current assets	—	7

Total assets	—	2,907
Accounts payable and other liabilities	946	13,371

Net liabilities	$(946)	$(10,464)

3. ACQUISITIONS AND DIVESTITURES

On June 30, 2015, our subsidiary Encore Medical, L.P., dba DJO Surgical, acquired certain assets from Zimmer Biomet Holdings, Inc., including the Biomet Cobalt™ Bone Cement, Optivac® Cement Mixing Accessories, SoftPac™ Pouch and Discovery® Elbow System product lines. The purchase price consisted of a cash payment of $24.0 million and was funded through the $20.0 million delayed draw term loan from our New Senior Secured Credit Facilities (as defined below). Additional acquisition related costs were $3.4 million and are included in the Selling, general and administrative expense line item in the Consolidated Statement of Operations.

The primary reason for the acquisition was to further invest in our growing Surgical Implant segment and improve our position in the orthopedic implant market. The Discovery Elbow will be our first elbow technology and builds upon our successful upper extremity portfolio and shoulder arthroplasty experience. The Cobalt products have a substantial base of customers for hip, knee, shoulder, elbow and other orthopedic implant technologies.

Goodwill represents the excess of the purchase price over fair value of tangible and identifiable intangible assets acquired. All goodwill associated with the acquisition is allocated to our Surgical Implant segment.

Goodwill related to this acquisition is expected to be deductible for tax purposes.

On January 23, 2014, we acquired all of the outstanding shares of capital stock of Speetec Implantate GmbH (“Speetec”). Speetec is a distributor and manufacturer of knee, hip and shoulder arthroplasty products in Germany. The purchase price consisted of a cash payment at closing of $5.0 million, a holdback of $1.3 million for potential indemnity claims and $1.6 million for the fair value of contingent consideration. The fair value of contingent consideration was approximately 25% of the total potential contingent consideration of $7.3 million. The valuation was based on the probability weighted average estimate of achievement of revenue targets for 2014 and 2015.

The indemnity holdback accrues interest at the Euribor rate plus 100 basis points and is 50% payable in March 2015 and March 2016, respectively, if not used for indemnification claims. The first indemnity holdback payment was made on March 31, 2015. The contingent consideration is 50% payable in March 2015 and March 2016, respectively, if earned. As of December 31, 2015, the revenue targets had not been met therefore no contingent consideration is payable related to this transaction.

On July 1, 2013 we acquired certain assets of Blue Leaf Medical CC, (“Blue Leaf”) for a total purchase price of $0.6 million. The assets acquired relate to certain vascular product lines in South Africa, Namibia, Botswana, Mozambique and Zambia. The purchase price consisted of a cash payment at closing of $0.4 million, $0.1 million for the purchase of inventory on hand at closing and $0.1 million which was held back to provide security for potential indemnification claims. The hold back payment was paid to the sellers in September 2014.

On March 7, 2013 we acquired certain assets of Vasyli Medical Asia/Pacific Pty Ltd, (“Vasyli”) for a total purchase price of $2.2 million. The assets acquired relate to the distribution of certain vascular product lines in Australia and New Zealand. The purchase price consisted of a cash payment at closing of $1.3 million, $0.5 million for the purchase of inventory on hand at closing and $0.4 million which was held back to provide security for potential indemnification claims. The hold back payment was paid to the sellers in March 2014. Additionally, there was $0.3 million of contingent consideration payable one year from the acquisition date if certain revenue targets were met by December 31, 2013; however, these targets were not achieved and therefore no payment was made.

Our primary reason for the 2014 and 2013 acquisitions was to move from an indirect sales model (i.e., sales to distributors at a discount) to a direct sales model, resulting in increased gross profit and operating income. All goodwill associated with these acquisitions is allocated to our International reporting segment.

The purchase price for each of these acquisitions was allocated to the fair values of the net tangible and intangible assets acquired as follows (in thousands):

(in thousands):	Zimmer Biomet	Speetec	Blue Leaf	Vasyli
Cash	$—	$489	$—	$—
Accounts receivable	—	608	—	—
Inventory	2,477	2,766	59	542
Other current assets	—	154	—	31
Property and equipment	—	379	—	12
Other non-current assets	—	—	—	—
Liabilities assumed	—	(1,642)	—	—
Deferred tax liabilities	—	(1,003)	—	—
Identifiable intangible assets (1):
Customer relationships	1,800	2,861	90	308
Technology	15,000	—	—	—
Non-compete	—	569	111	930
Trademarks and trade names	2,900	320	—	—
Goodwill (2)	1,823	2,383	322	363

Total purchase price	$24,000	$7,884	$582	$2,186

(1)	The fair value of customer relationships was assigned to relationships with major customers existing on the acquisition date based upon an estimate of the future discounted cash flows that would be derived from those customers, after deducting contributory asset charges.

The fair value of technology was determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the patents and technology acquired.

The fair value of non-compete agreements relate to non-compete agreements entered into with certain members of senior management. The values were determined by estimating the present value of the cash flows associated with having these agreements in place, less the present value of the cash flows assuming the non-compete agreements were not in place.

The fair value of trademarks and trade names was determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the trade names and trademarks acquired.

The useful lives of the intangible assets acquired were estimated based on the underlying agreements and/or the future economic benefit expected to be received from the assets.

(2)	Goodwill represents the excess purchase price over the fair value of the identifiable net assets acquired. Among the factors which resulted in the recognition of goodwill for the Speetec acquisition was the opportunity to expand our direct presences in the German market with our surgical products. Among the factors which resulted in goodwill for the acquisition was the opportunity to increase our revenue and expand our presence in the surgical implant market through the use of the acquired technology and customer relationships. Among the factors which resulted in the recognition of goodwill for the Blue Leaf and Vasyli assets was the opportunity to expand our direct presence in the local markets with our vascular products.

Discontinued Operations

For disposal transactions that occur on or after that January 1, 2015, a component of an entity is reported in discontinued operations after meeting the criteria for held-for-sale classification, is disposed of by sale or is disposed of other than by sale (e.g. abandonment) if the disposition represents a strategic shift that has (or will have) a major effect on the entity’s operations and financial results. The Company has evaluated the quantitative and qualitative factors related to the disposal of the Empi business and concluded that those conditions for discontinued operations presentation have been met. For financial statement purposes, the Empi business financial results are reported within discontinued operations in the Consolidated Financial Statements.

Income (loss) from discontinued operations, net of taxes, is comprised of the following (in thousands):

	Year ended December 31,
	2015	2014	2013
Net sales	$95,342	$141,637	$154,673
Costs and operating expenses:
Cost of sales	35,834	33,397	36,957
Selling, general and administrative	50,729	59,333	68,798
Research and development	249	465	245
Amortization of intangible assets	6,874	9,127	9,127
Impairment of goodwill	117,298	—	52,500
Impairment of intangible and long lived assets	52,150	—	4,500
Other income	86	37	18

(Loss) income from discontinued operations before income taxes	$(167,706)	$39,352	$(17,436)
Income tax benefit (provision)	10,126	(17,610)	4,335

Net (loss) income from discontinued operations	$(157,580)	$21,742	$(13,101)

Net assets for discontinued operations are as follows:

	Year ended December 31,
	2015	2014
Accounts receivable, net	$2,743	$18,852
Inventories, net	—	6,410
Other current assets	135	380
Property and equipment, net	22	3,631
Intangible and other non-current assets	7	159,440

Total assets	2,907	188,713
Accounts payable and other liabilities	13,371	8,681

Net (liabilities) assets	$(10,464)	$180,032